UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 11, 2017

AVISTA HEALTHCARE PUBLIC ACQUISITION CORP.

(Exact Name of Registrant as specified in its charter)

Cayman Islands	001-37906	98-1329150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 East 55th Street 18th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 593-6900

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act . ☐

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 and incorporated by reference herein is an investor presentation dated December 2017, which will be used by Avista Healthcare Public Acquisition Corp. (“AHPAC”) with respect to the proposed business combination (the “Business Combination”) of AHPAC and Envigo International Holdings, Inc., a Delaware corporation (“Envigo”) resulting in AHPAC becoming the ultimate parent company to Envigo and Envigo’s direct and indirect subsidiaries, pursuant to the terms of that certain Transaction Agreement (the “Transaction Agreement”) dated as of August 21, 2017, as amended on November 22, 2017 (as it may be further amended from time to time), by and among AHPAC, Avista Healthcare Merger Sub, Inc., a Delaware corporation and direct wholly-owned subsidiary of AHPAC, Avista Healthcare NewCo, LLC, a Delaware limited liability company and direct wholly-owned subsidiary of AHPAC, Envigo, and Jermyn Street Associates, LLC, solely in its capacity as Shareholder Representative (as defined in the Transaction Agreement).

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of AHPAC under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1.

Forward Looking Statements

This communication includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements include estimated financial information. Such forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of AHPAC, Envigo or the combined company after completion of the business combination are based on current expectations that are subject to known and unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from expectations expressed or implied by such forward looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Transaction Agreement and the proposed business combination contemplated therein; (2) the inability to complete the transactions contemplated by the Transaction Agreement due to the failure to obtain approval of the stockholders of AHPAC or other conditions to closing in the Transaction Agreement; (3) the ability to meet applicable listing standards following the consummation of the transactions contemplated by the Transaction Agreement; (4) the risk that the proposed transaction disrupts current plans and operations of Envigo as a result of the announcement and consummation of the transactions contemplated by the Transaction Agreement; (5) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (6) costs related to the proposed business combination; (7) changes in applicable laws or regulations; (8) the possibility that Envigo may be adversely affected by other economic, business, and/or competitive factors; and (9) other risks and uncertainties indicated from time to time in the final prospectus of AHPAC, including those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission (“SEC”) by AHPAC. Investors are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. AHPAC and Envigo undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Anyone using the presentation does so at their own risk and no responsibility is accepted for any losses which may result from such use directly or indirectly. Investors should carry out their own due diligence in connection with the assumptions contained herein. The forward-looking statements in this press release speak as of the date of this release. Although AHPAC may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to do so whether as a result of new information, future events, changes in assumptions or otherwise except as required by securities laws.

Disclaimer

This Current Report shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This Current Report relates to a proposed Business Combination between AHPAC and Envigo.

Additional Information About the Business Combination

In connection with the proposed Business Combination between Envigo and AHPAC, AHPAC filed with the SEC a preliminary proxy statement and will file with the SEC and mail when available a definitive proxy statement and other relevant documentation to AHPAC’s shareholders. AHPAC’s shareholders and other interested persons are advised to read the preliminary proxy statement and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein as these materials will contain important information about AHPAC, Envigo and the Business Combination. The definitive proxy statement will be mailed to AHPAC’s shareholders as of a record date to be established for voting on the proposed Business Combination when it becomes available. Shareholders may obtain a copy of the preliminary proxy, and will also be able to obtain a copy of the definitive proxy statement once it is available, without charge, at the SEC’s website at http://www.sec.gov or by directing a request to: Avista Healthcare Public Acquisition Corp., 65 East 55th Street, 18th Floor, New York, NY 10022.

Participants in the Solicitation

AHPAC and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from AHPAC’s shareholders in connection with the proposed Business Combination. Shareholders are urged to carefully read the preliminary proxy statement filed with the SEC, and the definitive proxy statement regarding the proposed Business Combination when it becomes available, which contain important information. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of AHPAC’s shareholders in connection with the proposed Business Combination are included in the preliminary proxy statement, and will be set forth in the definitive proxy statement when it is filed with the SEC. Information about AHPAC’s executive officers and directors also are included in the preliminary proxy statement and will be set forth in the definitive proxy statement relating to the proposed Business Combination when it becomes available.

Non-GAAP Financial Measures and Related Information

This communication has not been prepared in accordance with, and does not contain all of the information that is required by, the rules and regulations of the SEC. EBITDA, Adjusted EBITDA and the related pro forma information presented in this presentation are supplemental measures of Envigo’s ability to service debt that are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”). EBITDA and Adjusted EBITDA are not measurements of Envigo’s financial performance under GAAP and neither should be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flows from operating activities as a measure of our liquidity. As a result, not all of the information necessary for a quantitative reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measure is available without unreasonable effort.

Envigo believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Envigo’s financial condition and results of operations. Envigo’s management uses these non-GAAP measures to compare Envigo’s performance to that of prior periods for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes.  Envigo believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends.  Management of Envigo does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP.  Other companies may calculate EBITDA and EBITDA Margin and other non-GAAP measures differently, and therefore Envigo’s EBITDA and EBITDA Margin and other non-GAAP measures may not be directly comparable to similarly titled measures of other companies.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibit Index

Exhibit No.	Exhibit

99.1	Investor Presentation dated December 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avista Healthcare Public Acquisition Corp.

By:	/s/ Benjamin Silbert
Name:	Benjamin Silbert
Title:	General Counsel and Secretary

Date: December 11, 2017